Exhibit 10.1

OPTION AGREEMENT

THIS AGREEMENT made as of the 5th day of January, 2004.

BETWEEN:

ROCKCUTTER CAPITAL INC., a British Columbia company, C/O 1500 Royal Centre, 1055 West Georgia Street, P.O. Box 11117, Vancouver, BC V6E 4N7 (hereinafter called "Rockcutter")

OF THE FIRST PART

AND:

RAPA MINING INC., a State of Nevada company, Suite 900, 555 Burrard Street, Vancouver, BC, V7X 1M8  (hereinafter called "Rapa")

OF THE SECOND PART

WHEREAS:

A.

Rockcutter is the sole beneficial owner of 100% of the right, title and interest in and to the Chu Chua 1 and Chu Chua 3 Claims, which are situated in the Kamloops Mining Division of British Columbia, which mining claims are more particularly described in Schedule "A" attached hereto and forming part hereof (hereinafter together with any form of successor or substitute mineral tenure called the "Claims").

B.

The parties now wish to enter into an agreement granting to Rapa the exclusive right and option to acquire an undivided 100% of the right, title and interest in and to the Claims on the terms and conditions as hereinafter set forth.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual promises, covenants and agreements herein contained, the parties hereto agree as follows:

1.

INTERPRETATION

1.1

In this Agreement:

(a)

"Effective Date" means the date that both parties have signed this Agreement;

(b)

"Option" means the option granted by Rockcutter to Rapa pursuant to Section 3;

(c)

“Shares" means the up to 200,000 common shares in the capital of Rapa to be issued to Rockcutter pursuant to this Agreement; and

(d)

"Dollars ($)" means legal currency of the Unites States.

2.

REPRESENTATIONS AND WARRANTIES

2.1

Rapa represents and warrants to Rockcutter that:

(a)

Rapa is a body corporate duly incorporated, organized and validly subsisting under the laws of its incorporating jurisdiction;

(b)

Rapa has full power and authority to carry on its business and to enter into this Agreement and any agreement or instrument referred to or contemplated by this Agreement;

(c)

neither the execution and delivery of this Agreement nor any of the agreements referred to herein or contemplated hereby, nor the consummation of the transactions hereby contemplated will conflict with, result in the breach of or accelerate the performance required by any agreement to which Rapa is a party; and

(d)

the execution and delivery of this Agreement and the agreements contemplated hereby will not violate or result in the breach of laws of any jurisdiction applicable or pertaining thereto or of Rapa's constating documents.

(e)

The Shares will, at the time of delivery to Rockcutter, be duly authorized and validly allotted and issued as fully paid and non-assessable free of any liens, charges or encumbrances;

(f)

The parties acknowledge and agree that the certificates representing the Shares shall be endorsed with the following legend pursuant to the United States Securities Act of 1933:

The Securities represented hereby have not been registered under the Securities Act of 1933 (the “Act”), and have been issued in reliance upon an exemption from the registration requirements of the Act provided by Regulation S promulgated under the Act.  Such securities may not be re-offered for sale or resold or otherwise transferred except in accordance with the provisions of Regulation S, pursuant to an effective registration under the Act, or pursuant to an available exemption from registration under the Act.  Hedging transactions involving the securities may not be conducted unless in compliance with the Act.

2.2

Rockcutter represents and warrants to Rapa:

(a)

the Claims consists of the Chu Chua 1 and Chu Chua 3 Claims which have been duly and validly staked and recorded, as accurately described in Schedule "A", are presently in good standing under the laws of the jurisdiction in which they are located and, except as set forth herein, is free and clear of all liens, charges and encumbrances;

(b)

Rockcutter is the sole beneficial owner of a 100% interest in and to the Claims and has the exclusive right to enter into this Agreement and all necessary authority to dispose of an undivided 100% interest in and to the Claims in accordance with the terms of this Agreement;

(c)

no person, firm or corporation has any proprietary or possessory interest in the Claims other than Rockcutter and no person is entitled to any royalty or other payment in the nature of rent or royalty on any minerals, ores, metals or concentrates or any other such products removed from the Claims;

(d)

neither the execution and delivery of this Agreement nor any of the agreements referred to herein or contemplated hereby, nor the consummation of the transactions hereby contemplated will conflict with, result in the breach of or accelerate the performance required by any agreement to which Rockcutter is a party or by which he is bound;

(e)

the execution and delivery of this Agreement and the agreements contemplated hereby will not violate or result in the breach of the laws of any jurisdiction applicable or pertaining thereto.

2.3

The representations and warranties hereinbefore set out are conditions on which the parties have relied in entering into this Agreement and will survive the acquisition of any interest in the Claims by Rapa and each party will indemnify and save the other party harmless from all loss, damage, costs, actions and suits arising out of or in connection with any breach or any representation, warranty, covenant, agreement or condition made by the other party and contained in this Agreement.

3.

OPTION

3.1

Rockcutter hereby gives and grants to Rapa the sole and exclusive right and option to acquire an undivided 100% of the right, title and interest of Rockcutter in and to the Claims, subject only to Rockcutter receiving the payment in accordance with the terms of this Agreement for and in consideration of the following:

(a)

payment of $10,000 by Rapa to Rockcutter on the Effective Date;

(b)

Allotting and issuing to Rockcutter, as fully paid and non-assesable, 200,000 Shares on the Effective Date;

(c)

Rapa incurring exploration expenditures on the Claims of a minimum of $15,000 on or before October 31, 2004; and

(d)

Rapa incurring exploration expenditures on the Claims of a further $85,000 (for aggregate minimum exploration expenses of $100,000) on or before October 31, 2005.

4.

RIGHT OF ENTRY

4.1

Until such time as the Option has been exercised, Rapa, its employees, agents and independent contractors, will have the sole and exclusive right and option to:

(a)

enter upon the Claims;

(b)

have exclusive and quiet possession thereof;

(c)

do such prospecting, exploration, development or other mining work thereon and thereunder as Rapa in its sole discretion may consider advisable; and

(d)

bring and erect upon the Claims such facilities as Rapa may consider advisable.

5.

TERMINATION

5.1

Subject to Section 8, this Agreement and the Option will terminate:

(a)

on October 31, 2004 at 11:59 P.M., unless on or before that date, Rapa has incurred exploration expenditures of a minimum of $15,000 on the Claims; and

(b)

on October 31, 2005 at 11:59 P.M., unless Rapa has incurred a further $85,000 of exploration expenditures on the Claims (for an aggregate of $100,000).

6.

COVENANTS OF ROCKCUTTER

6.1

Rockcutter will:

(a)

not do any act or thing which would or might in any way adversely affect the rights of Rapa hereunder;

(b)

make available to Rapa and its representatives all records and files in the possession of Rockcutter relating to the Claims and permit Rapa and its representatives at its own expense to take abstracts therefrom and make copies thereof; and

(c)

promptly provide Rapa with any and all notices and correspondence from government agencies in respect of the Claims.

7.

COVENANTS OF RAPA

7.1

Rapa will:

(a)

keep the Claims free and clear of all liens, charges and encumbrances arising from their operations hereunder and in good standing by the doing and filing of all necessary work and by the doing of all other acts and things and making all other payments which may be necessary in that regard;

(b)

permit Rockcutter, or its representatives duly authorized by it in writing, at their own risk and expense, access to the Claims at all reasonable times and to all records prepared by Rapa in connection with work done on or with respect to the Claims;

(c)

conduct all work on or with respect to the Claims in a careful and minerlike manner and in compliance with all applicable Federal, Provincial and local laws, rules, orders and regulations, and indemnify and save Rockcutter harmless from any and all Claims, suits, actions made or brought against it as a result of work done by Rapa on or with respect to the Claims; and

(d)

obtain and maintain, or cause any contractor engaged hereunder to obtain and maintain, during any period in which active work is carried out hereunder, adequate insurance.

8.

EXERCISE OF OPTION

8.1

Once Rapa has incurred the exploration expenditures, and made the payments set out in Section 3.1, Rapa will own an undivided 100% of Rockcutter's right, title, and interest in and to the Claims.

9.

OBLIGATIONS OF RAPA AFTER TERMINATION

9.1

In the event of the termination of the Option, Rapa will:

(a)

leave the Claims in good standing for a minimum of one (1) year under all applicable legislation, free and clear of all liens, charges and encumbrances arising from this Agreement or their operations hereunder and in a safe and orderly condition;

(b)

deliver to Rockcutter within 60 days of its written request a comprehensive report on all work carried out by Rapa on the Claims (limited to factual matter only) together with copies of all maps, drill logs, assay results and other technical data compiled by Rapa with respect to the Claims;

(c)

have the right, and obligation on demand made by Rockcutter, to remove from the Claims within six (6) months of the effective date of termination all facilities erected, installed or brought upon the Claims by or at the instance of Rapa provided that at the option of Rockcutter, any or all of facilities not so removed will become the property of Rockcutter; and

(d)

deliver to Rockcutter a duly executed transfer in registrable form of an undivided 100% right, title and interest in and to the Claims in favour of Rockcutter, or its nominee.

10.

TRANSFER OF TITLE

10.1

Upon the request of Rapa, Rockcutter will deliver to Rapa a duly executed transfer in registrable form of an undivided 100% of Rockcutter's right, title and interest in and to the Claims in favour of Rapa which Rapa will be entitled to register against title to the Claims provided that transfer of legal title to the Claims as set forth in this Subsection 10.1 is for administrative convenience only and beneficial ownership of an undivided 100% interest in the Claims will pass to Rapa only in accordance with the terms and conditions of this Agreement.

11.

REGISTRATION OF AGREEMENT

11.1

Notwithstanding Section 10 of this Agreement, Rapa or Rockcutter will have the right at any time to register this Agreement or a Memorandum thereof against title to the Claims.

12.

DISPOSITION OF CLAIMS

12.1

Rapa may at any time sell, transfer or otherwise dispose of all or any portion of its interest in and to the Claims and this Agreement provided that, at any time, Rapa has first obtained the consent in writing of Rockcutter, such consent not to be unreasonably withheld and further provided that, at any time during the currency of this Agreement, any purchaser, grantee or transferee of any such interest will have first delivered to Rockcutter its agreement related to this Agreement and to the Claims, containing:

(a)

a covenant with Rockcutter by such transferee to perform all the obligations of Rapa to be performed under this Agreement in respect of the interest to be acquired by it from Rapa, and

(b)

a provision subjecting any further sale, transfer or other disposition of such interest in the Claims and this Agreement or any portion thereof to the restrictions contained in this Subsection 12.1.

12.2

The provisions or Subsection 12.1 of this Agreement will not prevent either party from entering into an amalgamation or corporate reorganization which will have the effect in law of the amalgamated or surviving company possessing all the property, rights and interests and being subject to all the debts, liabilities and obligations of each amalgamating or predecessor company.

13.

ABANDONMENT OF PROPERTY

13.l

Rapa shall have the unfettered right at any time after the exercise of the Option to abandon all or any part of its interest in the Claims by delivering a notice in writing of their intention to do so to Rockcutter, such notice to list the part or parts of the Claims to be abandoned, and if within 30 days of receipt of such notice Rockcutter delivers to Rapa a notice ("Reacquisition Notice") stating its intention to reacquire all or part or parts of the Claims, Rapa will deliver to Rockcutter duly executed recordable transfers of its interest in such part or parts of the Claims as Rockcutter has set forth in the Reacquisition Notice, such part or parts to be in good standing for at least one year beyond the date of delivery of such transfers and to be free and clear of all liens, charges, and encumbrances arising from the operations of Rapa or its agents or subcontractors hereunder.

14.

CONFIDENTIAL NATURE OF INFORMATION

14.1

The parties agree that all information obtained from the work carried out hereunder and under the operation of this Agreement will be the exclusive property of the parties and will not be used other than for the activities contemplated hereunder except as required by law or by the rules and regulations of any regulatory authority having jurisdiction, or with the written consent of both parties, such consent not to be unreasonably withheld. Notwithstanding the foregoing, it is understood and agreed that a party will not be liable to the other party for the fraudulent or negligent disclosure of information by any of its employees, servants or agents, provided that such party has taken reasonable steps to ensure the preservation of the confidential nature of such information.

15.

FURTHER ASSURANCES

15.1

The parties hereto agree that they and each of them will execute all documents and do all acts and things within their respective powers to carry out and implement the provisions or intent of this Agreement.

16.

NOTICE

16.1

Any notice, direction or other instrument required or permitted to be given under this Agreement will be in writing and will be given by the delivery or the same or by mailing the same by prepaid registered or certified mail in each case addressed as follows:

(a)

if to Rockcutter Capital Inc.

1500 Royal Centre, 1055 West Georgia Street, P.O. Box 11117

Vancouver, BC V6E 4N7

(b)

if to Rapa Mining Inc.

Suite 900, 555 Burrard Street

Vancouver, BC, V7X 1M8

16.2

Any notice, direction or other instrument aforesaid will, if delivered, be deemed to have been given and received on the day it was delivered, and if mailed, be deemed to have been given and received on the fifth business day following the day of mailing, except in the event of disruption of the postal services in which event notice will be deemed to be received only when actually received.

16.3

Any party may at any time give to the other notice in writing of any change of address of the party giving such notice and from and after the giving of such notice, the address or addresses therein specified will be deemed to be the address of such party for the purpose of giving notice hereunder.

17.

HEADINGS

17.1

The headings to the respective sections herein will not be deemed part of this Agreement but will be regarded as having been used for convenience only.

18.

DEFAULT

18.1

If any party (a "Defaulting Party") is in default of any requirement herein set forth other than the provisions of Section 5 for which notice of default need not be given, the party affected by such default will give written notice to the defaulting Party specifying the default and the Defaulting Party will not lose any rights under this Agreement, unless within 30 days after the giving of notice of default by the affected party the Defaulting Party has cured the default by the appropriate performance and if the Defaulting Party fails within such period to cure any such default, the affected party will be entitled to seek any remedy it may have on account of such default.

19.

ENUREMENT

19.1

Subject to Section 12, this Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

20.

TERMS

20.1

The terms and provisions of this Agreement shall be interpreted in accordance with the laws of British Columbia.

21.

FORCE MAJEURE

21.1

No party will be liable for its failure to perform any of its obligations under this Agreement due to a cause beyond its control (except those caused by its own lack of funds) including, but not limited to acts of God, fire, flood, explosion, strikes, lockouts or other industrial disturbances, laws, rules and regulations or orders of any duly constituted governmental authority or non-availability of materials or transportation (each an "Intervening Event").

21.2

All time limits imposed by this Agreement, other than those imposed by Section 5, will be extended by a period equivalent to the period of delay resulting from an Intervening Event described in Subsection 21.1.

21.3

A party relying on the provisions of Subsection 21.1 will take all reasonable steps to eliminate an Intervening Event and, if possible, will perform its obligations under this Agreement as far as practical, but nothing herein will require such party to settle or adjust any labour dispute or to question or to test the validity of any law, rule, regulation or order of any duly constituted governmental authority or to complete its obligations under this Agreement if an Intervening Event renders completion impossible.

22.

ENTIRE AGREEMENT

22.1

This Agreement constitutes the entire agreement between the parties and replaces and supersedes all prior agreements, memoranda, correspondence, communications, negotiations and representations, whether verbal or written, express or implied, statutory or otherwise between the parties with respect to the subject matter herein.

23.

TIME OF ESSENCE

23.1

Time will be of the essence in this Agreement.

24.

ENFORCEMENT OF AGREEMENT

24.1

The covenants, promises, terms and conditions contained herein will be binding upon the parties jointly and severally and may be enforced by each as against each other inter se.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

ROCKCUTTER CAPITAL INC.

“signed”

___________________

Authorized Signatory

RAPA MINING INC.

“signed”

___________________

Authorized Signatory

SCHEDULE "A"

Located Mineral Claims

Claims Name

Record Number

Year of Expiry

CHU CHUA 1

400498

February 20, 2004

CHU CHUA 3

400499

February 20, 2004

Both located in the Kamloops Mining Division, British Columbia, Canada